UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2002

PURE RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15899	74-2952918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Illinois Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

(915) 498-8600
Registrant’s Telephone Number, including area code:

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7.    Exhibits.

(c)	Exhibits.

The following exhibit is furnished under Item 9 as part of this Current Report on Form 8-K:

99.1    Press Release dated October 21, 2002

Item 9.    Regulation FD Disclosure.

Pure Resources, Inc. issued a press release on October 21, 2002 regarding its third quarter 2002 results. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PURE RESOURCES, INC.

By:	/s/ DARIN G. HOLDERNESS
Darin G. Holderness Vice President – Financial Reporting and Assistant Controller

Date:    October 21, 2002